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                      [LICHTER AND ASSOCIATES LETTERHEAD]


                    INDEPENDENT AUDITOR'S LETTER OF CONSENT

We authorize the use of the audited financial statements prepared by this firm for Technology Guardian, Inc. for the years ended December 31, 1998 and 1997 for the purpose of enclosure in the registration statement Form 10.



                                       /s/ LICHTER AND ASSOCIATES
                                       ---------------------------------------
                                           Lichter and Associates


March 15, 1999